EXHIBIT 10(z)(1)

                        EXECUTIVE PROTECTION POLICY

                                          DECLARATIONS
                                          EXECUTIVE LIABILITY AND
                                          INDEMNIFICATION COVERAGE SECTION

Item 1.     Parent Organization:
            RICHARDSON ELECTRONICS, LTD.

Item 2.     Limits of Liability:

            (A)     Each Loss $15,000,000.

            (B)     Each Policy Period $15,000,000.

Note that the limits of liability and any deductible or retention are reduced or exhausted by Defense Costs.

Item 3.     Coinsurance Percent: NONE

Item 4.     Deductible Amount:

            Insuring Clause 2  $100,000.

Item 5.     Insured Organization:
            RICHARDSON ELECTRONICS, LTD. AND ITS SUBSIDIARIES.

Item 6.     Insured Persons:

            ANY PERSON WHO HAS BEEN NOW IS, OR SHALL BECOME A DULY ELECTED DIRECTOR OR A DULY ELECTED OR APPOINTED OFFICER OF THE INSURED ORGANIZATION AND WITH RESPECT TO ANY SUBSIDIARY INCORPORATED OUTSIDE THE UNITED STATES OF AMERICA, ITS FUNCTIONAL
            EQUIVALENT.

Item 7.     Extended Reporting Period:

           (A)     Additional Premium: 75% OF THE ANNUAL PREMIUM
           (B)     Additional Period: ONE YEAR

Item 8.    Pending or Prior Date: OCTOBER 12, 1983

Item 9.    Continuity Date: OCTOBER 12, 1983





                        EXECUTIVE PROTECTION POLICY

                                                                ENDORSEMENT

Coverage Section: EXECUTIVE LIABILITY

Effective date of this endorsement: MAY 31, 1998

Issued to: RICHARDSON ELECTRONICS, LTD.

Company: FEDERAL INSURANCE COMPANY

Endorsement No. 1

To be attached to and form part of Policy No. 8125-64-60F

                      ILLINOIS AMENDATORY ENDORSEMENT

It is agreed that:

Subsection 4, "Extended Reporting Period", shall be deleted and replaced by the following:

                        EXTENDED REPORTING PERIOD

4. If the Company or the Insured terminates or refuses to renew this coverage section, the Parent Organization and the Insured Persons shall have the right, upon payment of the additional premium set forth in Item 7(A) of the Declarations for this coverage section, to an extension of the coverage granted by the coverage section for a period of one year as set forth in Item 7(B) of the Declarations for this coverage section (Extended Reporting Period) following the effective date of termination or nonrenewal, but only for any Wrongful Act committed, attempted, or allegedly committed or attempted, prior to the effective date of termination or nonrenewal. This right of extension shall lapse unless written notice of such election, together with payment of the additional premium due, is received by the Company within 30 days following the effective date of termination or nonrenewal. Any Claim made during the Extended Reporting Period shall be deemed to have been made during the immediately preceding Policy Period.

It is further agreed that Subsection 18, "Definitions", shall be amended by deleting Defense Costs and replacing it with the following:

     Defense Costs means that part of Loss consisting of reasonable costs, charges, fees (including but not limited to attorneys' fees and experts' fees) and expenses (other than regular or overtime wages, salaries or fees of the directors, officers or employees of the Insured Organization or the salaries of the employees, officers or staff attorneys of the Company) incurred in defending or investigating Claims and the premium for appeal, attachment or similar bonds.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED

Robert Hamburger
Authorized Representative

May 28, 1998
Date

                        EXECUTIVE PROTECTION POLICY

                                                                ENDORSEMENT
Coverage Section: EXECUTIVE LIABILITY

Effective date of this endorsement: MAY 31, 1998

Issued to: RICHARDSON ELECTRONICS, LTD.

Company: FEDERAL INSURANCE COMPANY

Endorsement No. 2

To be attached to and form part of Policy No. 8125-64-60F

                 OPTIONAL GUARANTEED DEFENSE COSTS ALLOCATION

In consideration of the premium paid, it is agreed that subsection 12, Allocation, is deleted in its entirety and the following is inserted:

                               Allocation

12. If both Loss covered by this coverage section and loss not covered by this coverage section are incurred, either because a Claim against an Insured Person includes both covered and uncovered matters or because a Claim is made against both an Insured Person and others, including the Insured Organization, the Insureds and the Company shall allocate such amount as follows:

       (a) with respect to Defense Costs, to create certainty in determining a fair and proper allocation of Defense Costs, 80% of all Defense Costs which must otherwise be allocated as described above shall be allocated to covered Loss and shall be advanced by the Company on a current basis; provided, however, that no Defense Costs shall be allocated to the Insured Organization to the extent the Insured Organization is unable to pay by reason of Financial Impairment.

This Defense Cost allocation shall be the final and binding allocation of such Defense Costs and shall not apply to or create any presumption with respect to the allocation of any other Loss;

       (b)   with respect to Loss other than Defense Costs:

             (i) the Insureds and the Company shall allocate such amount between covered Loss and uncovered loss based upon the relative legal exposures of the parties to such matters; and

             (ii) If the Insureds and the Company cannot agree on any allocation, no presumption as to allocation shall exist in any arbitration, suit or other proceeding. The Company, if requested by shall submit the allocation dispute to binding arbitration. The rules of the American Arbitration Association shall apply except with respect to the selection of the arbitration panel, which shall consist of one arbitrator selected by the Insureds, one arbitrator selected by the Company third independent arbitrator selected by the first two arbitrators.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

Robert Hamburger
Authorized Representative

May 28, 1998
Date

                        EXECUTIVE PROTECTION POLICY

                                                                ENDORSEMENT
Coverage Section: EXECUTIVE LIABILITY

Effective date of this endorsement: MAY 31, 1998

Issued to: RICHARDSON ELECTRONICS, LTD.

Company: FEDERAL INSURANCE COMPANY

Endorsement No. 3

To be attached to and form part of Policy No.8125-64-60F

It is agreed that Item 6, Insured Persons of the Declarations page is amended to include the following:

     Any Employee of the Insured Organization with the title, Manager.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

Robert Hamburger
Authorized Representative

May 28, 1998
Date

                        EXECUTIVE PROTECTION POLICY

                                                                ENDORSEMENT

Coverage Section: EXECUTIVE LIABILITY

Effective date of this endorsement: MAY 31, 1998

Issued to: RICHARDSON ELECTRONICS, LTD.

Company: FEDERAL INSURANCE COMPANY

Endorsement No. 4

To be attached to and form part of Policy No.8125-64-60F

It is agreed that subsection 5, EXCLUSIONS: EXCLUSIONS APPLICABLE TO INSURING CLAUSES 1 AND 2, is amended by deleting para graph (f) in its entirety with respect to a CLAIM brought and maintained:

1. Solely and entirely in a jurisdiction other than the United States of America, its territories and possessions; and

2. Subject to the substantive and prodedural laws of a jurisdiction other than the United States of America, its territories and possessions.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

Robert Hamburger
Authorized Representative

May 28, 1998
Date

                        EXECUTIVE PROTECTION POLICY

                                                                ENDORSEMENT

Coverage Section: EXECUTIVE LIABILITY

Effective date of this endorsement: MAY 31, 1998

Issued to: RICHARDSON ELECTRONICS, LTD.

Company: FEDERAL INSURANCE COMPANY

Endorsement No. 5

To be attached to and form part of Policy No.8125-64-60F

It is agreed that with respect to each loss on account any claim, which in whole or in part, is based upon, arising from or in consequence of any securities transaction, the deductible amount specified in Item 4 of the Declarations is increased as follows:

                             FROM       TO
INSURING CLAUSE 2 AND/OR 3:  $100,000.  $250,000.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

Robert Hamburger
Authorized Representative

May 28, 1999
Date


                        EXECUTIVE PROTECTION POLICY

                                                               ENDORSEMENT

Coverage Section: EXECUTIVE LIABILITY

Effective date of this endorsement: MAY 31, 1998

Issued to: RICHARDSON ELECTRONICS, LTD.

Company: FEDERAL INSURANCE COMPANY

Endorsement No. 6

To be attached to and form part of Policy No. 8125-64-60F

It is agreed that:

1.     This coverage section is amended by adding the following:

Insured Organization Coverage insuring Clause 3

The Company shall pay on behalf of any Insured Organization all Loss for which it becomes legally obligated to pay on account of any Claim first made against it during the Policy Period or, if exercised, during the Extended Reporting Period, for a Wrongful Act committed, attempted, or allegedly committed or attempted, by any Insured before or during the Policy Period.

2.     Subsection 18, Definitions, is amended as follows:

     a. The definitions of Claim and Wrongful Act are deleted in their entirety and the following is inserted:

       Claim means:

       (a)   For purposes of coverage under Insuring Clauses 1 or 2:
            (i)   a written demand for monetary or non-monetary damages;
            (ii) a civil proceeding commenced by the service of a complaint or similar pleading;
            (iii) a criminal proceeding commenced by the return of an
                  indictment; or
            (iv) a formal administrative or regulatory proceeding commenced by the filing of a notice of charges, formal investigative order or similar document, against any Insured Person for a Wrongful Act, including any appeal therefrom;
       (b)   For purposes of coverage under Insuring Clause 3:
            (i)   a written demand for monetary or non-monetary damages;
            (ii)  a civil proceeding commenced by the service of a
                 complaint or similar pleading; or
           (iii) a criminal proceeding commenced by the return of an indictment;
            against any Insured Organization for a Wrongful Act, including any appeal therefrom.

        Wrongful Act means:

       (a) For purposes of coverage under Insuring Clauses 1 or 2, any error, misstatement, misleading statement, act, omission, neglect, or breach of duty committed, attempted, or allegedly committed or attempted, by any Insured Person, individually or otherwise, in his Insured Capacity, or matter claimed against him solely by reason of serving in such Insured Capacity;
       (b) For purposes of coverage under Insuring Clause 3, any error, misstatement, misleading state act, omission, neglect, or breach of duty committed, attempted, or allegedly committed or attempted by any Insured based upon, arising from, or in consequence of any Securities Transaction.

    b.   The following definition is added:

Securities Transaction means the purchase or sale of, or offer to purchase or sell, any securities issued by any Insured Organization.

    c. The definitions of Insured Person and Loss are amended by adding the following:

         Insured Person also means:
             (i) For purposes of coverage under Insuring Clause 1 or 2, any past, present or future employee of the Insured Organization, but only for Wrongful Acts based upon, arising from or in consequence of any Securities Transaction; and
             (ii) For purposes of coverage under Insuring Clause 3, the Insured Organization

              Loss does not include any amount allocated to uncovered loss pursuant to subsection 12, Allocation. For purposes of coverage under Insuring Clause 3, Loss includes punitive or exemplary damages which any Insured Organization becomes legally obligated to pay, provided the punitive or exemplary damages are other wise covered under Insuring Clause 3 and are insurable under the law pursuant to which this coverage section is construed.

3. The heading for subsection 5 is deleted in its entirety and the following is inserted:

       Exclusions Applicable to all Insuring Clauses
4. Subsection 5, Exclusions: Exclusions Applicable to all Insuring Clauses, is amended by adding the following to paragraph (c):
          (iv) a Claim that is brought by any Insured Person identified in section 2c(i) of this endorsement for any Wrongful Act based upon, arising from or in consequence of any Securities Transaction.

5.     Exclusions is amended by adding the following subsections:

       Exclusions Applicable to Insuring Clause 3 Only

       6.1 The Company shall not be liable under Insuring Clause 3 for Loss on account of any Claim made against any Insured Organization based upon, arising from, or in consequence of any deliberately fraudulent act or omission or any willful violation of any statute or regulation by any past. present or future chief financial officer, President or Chairman if a judgment or other final adjudication adverse to the Insured Organization establishes such a deliberately fraudulent act or omission or willful violation.

       6.2 The Company shall not be liable under Insuring Clause 3 for that part of Loss, other than Defense Costs:

             (a) which is based upon, arises from, or is in consequence of the actual or proposed payment by any Insured Organization of allegedly inadequate or excessive consideration in connection with its purchase of securities issued by any Insured Organization; or

             (b) which is based upon, arises from, or is in consequence of any Insured Organization having gained in fact any profit or advantage to which it was not legally entitled.

6. The second, third and fourth paragraphs of subsection 8, Limit of Liability, Deductible and Coinsurance, are deleted in their entirety and the following is inserted:

The Company's maximum liability for each Loss, whether covered under one or more Insuring Clauses, shall be the Limit of Liability for each Loss set forth in Item 2(a) of the Declarations for this coverage section. The Company's maximum aggregate liability for all Loss on account of all Claims first made during the same Policy Period, whether covered under one or more Insuring Clauses, shall be the Limit of Liability for each Policy Period set forth in Item 2(B) of the Declarations for this coverage section.

The Company's liability under Insuring Clause 2 or Insuring Clause 3 shall apply only to that part of each Loss which is excess of the Deductible Amount set forth in Item 4 of the Declarations for this coverage section, and such Deductible Amount shall be borne by the Insureds uninsured and at their own risk. However, the Deductible Amount applicable to each Loss on account of any Claim for any Wrongful Acts based upon, arising from or in consequence of any Securities Transaction shall:

       (a)   apply to that part of Loss which constitutes Defense Costs;
             and

       (b)   not apply if:

             (i) a final adjudication with prejudice pursuant to a trial, motion to dismiss or motion for summary judgment in such Claim, or
             (ii) a complete and final settlement of such Claim with prejudice, establishes that no Insured in such Claim is liable for any Loss, other than Defense Costs. The Company shall reimburse any Insured which has funded a Deductible Amount if such amount subsequently becomes inapplicable based upon (i) or
             (ii) above.

The maximum Deductible Amount applicable to a single Loss which is covered under more than one Insuring Clause shall be the amount set forth in Item 4 of the Declarations for this coverage section.

7. The first paragraph of subsection 12, Allocation, is deleted in its entirety and the following is inserted:

       (a) If a Claim based on, arising from or in consequence of a Securities Transaction covered, in whole or in part, under Insuring Clauses 2 or 3 results in any Insured Person under Insuring Clause 2 or any Insured Organization under Insuring Clause 3 incurring both Loss covered by this coverage section and loss not covered by this coverage section, because such Claim includes both covered and uncovered matters or is made against both covered and uncovered parties, the Insureds and the Company shall allocate such amount to Loss as follows:

            (i) 100% of such amount constituting defense costs shall be allocated to covered Loss; and

            (ii) 100 % of such amount other than defense costs shall be allocated to covered Loss.

       (b) If any other Claim results in both Loss covered by this coverage section and loss not covered by this coverage section, because such Claim includes both covered and uncovered matters or is made against both covered and such uncovered parites, the Insureds and the Company shall allocate amount between covered Loss and uncovered loss based upon the relative legal exposures of the parties to such matters.

8. For purposes of coverage under Insuring Clause 3 only, the second paragraph of subsection 17, Representations and Severability, is deleted in its entirety and the following is inserted:

With respect to the declarations and statements contained in the written application(s) for coverage, all declarations and statements contained in such application and knowledge possessed by any Insured Person identified in Item 6 of the Declarations shall be imputed to any Insured Organization for the purpose of determining if coverage is available.

9. For purposes of coverage under Insuring Clause 3 only, subsection 7, Severability of Exclusions, is deleted in its entirety and the following is inserted:

With respect to the exclusions in subsections 5, 6.1 and 6.2, only facts pertaining to and knowledge possessed by any past, present or future chief financial officer, President or Chairman of any Insured Organization shall be imputed to any Insured Organization to determine if coverage is available for such Insured Organization.

10. For purposes of coverage for employees who are Insured Persons pursuant to paragraph 2c(i) of this endorsement, subsection 9 Presumptive Indemnification, is amended as follows:

        a. Paragraph (b) is deleted in its entirety and the following is inserted:

             (b) is permitted or required to indemnify the Insured Person for such Loss pursuant to common or statutory law,

        b. The final paragraph in the subsection is deleted in its entirety and the following is inserted:

For purposes of this subsection 9, the shareholder and board of director resolutions of the Insured Organization shall be deemed to provided indemnification for such Loss to the fullest extent permitted by common or statutory law.

ALL OTHER TERMS REMAIN UNCHANGED.

Robert Hamburger
Authorized Representative

May 28, 1998
Date

                        EXECUTIVE PROTECTION POLICY

                                                               ENDORSEMENT

Coverage Section: EXECUTIVE LIABILITY

Effective date of this endorsement: MAY 31, 1998

Issued to: RICHARDSON ELECTRONICS, LTD.

Company: FEDERAL INSURANCE COMPANY

Endorsement No. 7

To be attached to and form part of Policy No. 8125-64-60F

It is agreed that:

1.     The following is added to this coverage section:

Investigative Costs Coverage
Insuring Clause 4

The Company shall pay on behalf of the insured Organization all Investigation Costs which such Insured Organization becomes legally obligated to pay on account of any Shareholder Derivative Demand first made during the Policy Period or, if exercised, the Extended Reporting Period, for a Wrongful Act committed, attempted, or allegedly committed or attempted, by an Insured Person before or during the Policy Period.

2. Subsection 5, Exclusions Applicable to Insuring Clauses 1 and 2, is amended by deleting the subsection heading in its entirety and inserting the following:

Exclusions Applicable to Insuring Clauses 1, 2 and 4

3. Subsection 8, Limit of Liability, Deductible and Coinsurance, is amended as follows:

       a.   The following is added to paragraph two:

            The Company's maximum liability for all Investigative Costs covered under Insuring Clause 4 on account of all Shareholder Derivative Demands first made during the same Policy Period shall be $250,000. This is a sublimit which further limits and does not increase the Company's maximum liability under this coverage section as set forth in Item 2(B) of the Declarations for this coverage section.

       b.   The following is added to paragraph three:

            No deductible amount shall apply to Investigation Costs covered under Insuring Clause 4.

4. Subsection 11, Defense and Settlement, is amended for purposes of coverage under Insuring Clause 4 by deleting the first paragraph in its entirety and inserting the following:

Subject to this subsection, it shall be the duty of the Insured
Organization and not the duty of the Company to investigate and evaluate any Shareholder Derivative Demand.

5.     Subsection 18, Definitions, is amended by adding the following:

Investigation Costs means reasonable costs, charges, fees (including but not limited to attorneys' fees and experts' fees) and expenses (other than regular or overtime wages, salaries or fees of the directors, officers or employees of the Insured Organization) incurred by the Insured Organization (including its board of directors or any committee of the board of directors) in connection with the investigation or evaluation of any Shareholder Derivative Demand.

Shareholder Derivative Demand means any written demand, by one or more shareholders of an Insured Organization, upon the board of directors of such Insured Organization, to bring a civil proceeding in a court of law against any Insured Person for a Wrongful Act committed, attempted or allegedly committed or attempted by an Insured Person before or during the Policy Period.

6.     For purposes of coverage under Insuring Clause 4 only,

       (a) all references in this coverage section to Loss or Defense Costs shall only mean Investigation Costs;

        (b) all references in this coverage section to Claim or to "Claim against any Insured Person" shall only mean any Shareholder Derivative Demand.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED

Robert Hamburger
Authorized Representative

May 28, 1998
Date

                        EXECUTIVE PROTECTION POLICY

                                                               ENDORSEMENT

Coverage Section: EXECUTIVE LIABILITY

Effective date of this endorsement: MAY 31, 1998

Issued to: RICHARDSON ELECTRONICS, LTD.

Company: FEDERAL INSURANCE COMPANY

Endorsement No  8

To be attached to and form part of Policy No. 8125-64-60F

It is agreed that:

1. Item 6 of the Declarations, Insured Persons, is amended by adding the following:

       ... and any elected or appointed officer of the Insured Organization in an Outside Directorship.

2.     Subsection 18, "Definitions", is amended by adding the following:

Outside Directorship means the position of director, officer, trustee, governor, or equivalent executive position with an Outside Entity if service by an Insured Person in such position was at the specific request of the Insured Organization or was part of the duties regularly assigned to the Insured Person by the Insured Organization.

Outside Entity means any non-profit corporation, community chest, fund organization or foundation exempt from federal income tax as an organization described in Section 501 (c)(3), Internal Revenue Code of 1986, as amended.

3.     The following subsection is added to this coverage section:

                           OUTSIDE DIRECTORSHIPS

     19.   Coverage provided to any Insured Person in an Outside
           Directorship shall:

           (a) not extend to the Outside Entity or to any director, officer, trustee, governor or any other equivalent executive or employee of the Outside Entity, other than the Insured Person serving in the Outside Directorship;

           (b) be specifically excess of any indemnity (other than any indemnity provided by the Insured Organization) or insurance available to such Insured Person by reason of serving in the Outside Directorship, including any indemnity or insurance available from or provided by the Outside Entity;

           (c) not extend to Loss on account of any Claim made against any Insured Person for a Wrongful Act committed, attempted, or allegedly committed or attempted by such Insured Person while serving in the Outside Directorship if such Wrongful Act is committed, attempted, or allegedly committed or attempted, after the date (i) such Insured Person ceases to be an officer of the Insured Organization, or (ii) service by such Insured Person in the Outside Directorship ceases to be at the specific request of the Insured Organization or a part of the duties regularly assigned to the Insured Person by the Insured Organization;

           (d) not extend to Loss on account of any Claim made against any Insured Person for a Wrongful Act committed, attempted or allegedly committed or attempted by such Insured Person while serving in the Outside Directorship where such Claim is (i) by the Outside Entity, or (ii) on behalf of the Outside Entity and a director, officer, trustee, governor or equivalent executive of the Outside Entity instigates such Claim, or (iii) by any director, officer, trustee, governor or equivalent executive of the Outside Entity.

4. The Company's maximum liability to pay Loss under this coverage section, including this endorsement, shall not exceed the amount set forth in Item 2 of the Declarations. This endorsement does not increase the Company's maximum liability beyond the Limits of Liability set forth in
Item 2 of the Declarations.

5. Payment by the Company or any of its subsidiaries or affiliated companies under another policy on account of a Claim also covered pursuant to this endorsement shall reduce by the amount of the payment the Company's Limits of Liability under this coverage section with respect to such Claim.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

Robert Hamburger
Authorized Representative

May 28, 1998
Date

                        EXECUTIVE PROTECTION POLICY

                                                               ENDORSEMENT

Coverage Section: EXECUTIVE LIABILITY

Effective date of this endorsement: MAY 31, 1998

Issued to: RICHARDSON ELECTRONICS, LTD.

Company: FEDERAL INSURANCE COMPANY

Endorsement No. 9

To be attached to and form part of Policy No. 8125-64-60F

It is agreed that if a Claim against an Insured Person includes a claim against the Insured Person's lawful spouse solely by reason of (i) such spouse's status as a spouse of the Insured Person, or (ii) such spouse's ownership interest in property which the claimant seeks as recovery for alleged Wrongful Acts of the Insured Person, all loss which such spouse becomes legally obligated to pay on account of such Claim shall be treated for purposes of this coverage section as Loss which the Insured Person becomes legally obligated to pay on account of the Claim made against the Insured Person. All limitations, conditions, provisions and other terms of coverage (including the deductible) applicable to the Insured Person's Loss shall also be applicable to such spousal loss.

The coverage extension afforded by this Endorsement does not apply to any Claim alleging any wrongful act or omission by the Insured Person's spouse.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

Robert Hamburger
Authorized Representative

May 28, 1998
Date